UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2016

EMERALD MEDICAL APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On June 20, 2016, Emerald Medical Applications Corp. (the "Registrant") entered in a Securities Purchase Agreement and a Registration Rights Agreement with certain purchasers (the "Accredited Investors") together with related transaction documents, pursuant to which the Registrant has issued and sold to the Accredited Investors secured convertible notes bearing interest at 8% per annum in the principal amounts of $440,000, with a maturity date twelve months from the date of issuance (the "Notes"). In connection with the Securities Purchase Agreement, the Registrant also granted the Accredited Investors certain Warrants. Copies of the Securities Purchase Agreement, Registration Rights Agreement, Notes, Warrants and Security Agreement are attached hereto as Exhibits 10.22 through 10.27, respectively.

The Registrant has undertaken to prepare and file a registration statement on Form S-3 or Form S-1 under the Securities Act of 1933, as amended (the "Act") for the purpose of registering the shares of common stock, par value $0.0001 (the "Shares" or "Common Stock") underlying the conversion of the Notes and the exercise of the Warrants for a total of 3,425,000 Shares of Common Stock (the "Registration Statement").

The Notes are convertible, in whole or in part at the option of the Holder, into Shares of Common Stock, at any time and from time to time, at a conversion price equal to the lesser of; (i) $0.40; or (ii) 77.5% of the average of the VWAPs for the five (5) trading days immediately following the first to occur of (a) the 185th calendar day after the first effective date of the Registration Statement and (b) the 275th calendar day after the original date of issuance.

The Warrants are exercisable on a cash or cashless basis, as follows: (i) Cash Basis - The exercise price shall be the lesser of (i) $0.735, or 105% of the closing price of the Common Stock is reported by Bloomberg LP for the trading day preceding the Closing Date; or (ii) 77.5% of the average of the VWAPs for the five (5) trading days immediately following the first to occur of (a) the 185th calendar day after the first effective date of the Registration Statement and (b) the 275th calendar day after the date of issuance, subejct to adjustment in certain events set forth in the Class A and Class B Warrants; or (ii) Cashless Basis - If at any time after the initial exercise date, there is no effective Registration Statement registering, or no current prospectus available for the resale of the Shares underlying the Warrants, the Warrants may also be exercised at the Holder’s election, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Shares based upon a formula contained in the Class A and Class B Warrants.

The foregoing description of the Securities Purchase Agreement, Registration Rights Agreement, Notes and Warrants are qualified in their entirety by reference to the full text of thereof, copies of each of which are attached hereto as Exhibits 10.22 through 10.27, respectively, and each of which is incorporated herein in its entirety by reference.

The issuance and sale of the Warrants, without registration under the Act in reliance upon the exemptions provided in Section 4(2) of the Act, Regulation S and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission under the Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2016, Oded Gilboa, the chief financial officer of the Registrant and its Israeli subsidiary, resigned his positions effective June 16, 2016. Mr. Gilboa had served as chief financial officer since February 2015. In Mr. Gilboa's letter of resignation, a copy of which is attached as Exhibit 17.3 hereto, he stated that he had no disagreements with the operations, policies or practices of the Registrant or its subsidiary and further stated that the reason for his resignation is to permit him to pursue other business opportunities.

In connection with the resignation of Mr. Gilboa, Lior Wayn, the Registrant's CEO and a director, was appointed as chief financial officer. In addition to the appointment of Lior Wayn as chief financial officer, the Registrant appointed Mr. David Ben Naim to the non-executive officer position of controller.

David Ben Naim, age 46, is a CPA licensed in the State of Israel. During the past five years, Mr. Ben Naim has held the following positions: (i) from 2014 to the present, he has operated DBN Financial, providing clients with full outsourcing financial and accounting services; (ii) from 2012 – 2014, he served as CFO of Insuline Medical Ltd, a public company organized under the laws of the State of Israel listed on the Tel-Aviv Stock Exchange (TASE: INSL) focused on improving the performance of current insulin treatment methods. As CFO, Mr. Ben Naim reported to its CEO and worked closely with the Board and its various committees, planning and implementing the transition from the development stage into a TASE listed company and participating in the structure and raise of equity and debt capital, among other responsibilities; and (iii) from 2008 – 2011, Mr. Ben Naim served as CFO of Crow Technologies 1977 Ltd, public company traded on the OTCQB (CRWTF), with responsibilities for planning and implementation of corporate financial strategy, reporting to the CEO and working closely with the Board and its various committees.

Item 9.01 Financial Statements and Exhibits.

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.22	Securities Purchase Agreement between the Registrant and Alpha Capital Anstalt dated June 20, 2016, filed herewith.
10.23	Registration Rights Agreement between the Registrant and Alpha Capital Anstalt dated June 20, 2016, filed herewith.
10.24(i)	Convertible Note in the principal amount of $400,000 dated as of June 20, 2016, filed herewith.
10.24(ii)	Convertible Note in the principal amount of $40,000 dated as of June 20, 2016, filed herewith.
10.25(i)	Class A Warrant Agreement dated June 20, 2016 pursuant to $400,000 Note, filed herewith.
10.25(ii)	Class A Warrant Agreement dated June 20, 2016 pursuant to $40,000 Note, filed herewith.
10.26(i)	Class B Warrant Agreement dated June 20, 2016 pursuant to $400,000 Note, filed herewith.
10.26(ii)	Class B Warrant Agreement dated June 20, 2016 pursuant to $40,000 Note, filed herewith.
10.27	Security Agreement between the Registrant, its Subsidiary and Alpha Capital Anstalt dated June 20, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Name:	Lior Wayn
Title:	Chief Executive Officer
Signature:	/s/: Lior Wayn
Date:	June 22, 2016